EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB for the three-month period ending November 30, 2007 of Caddystats, Inc., a Delaware corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Gordon Dawson, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2.   The information contained in this Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operation of the Company.



/s/ GORDON DAWSON
____________________________________________________________
Gordon Dawson
President, Secretary Treasurer, Principal Executive Officer,
Principal Financial Officer and Sole Director


Date: January 4, 2008